Exhibit 10.1

EXECUTION VERSION

AMENDMENT AND WAIVER AGREEMENT

THIS AMENDMENT AND WAIVER AGREEMENT (this “Agreement”), dated as of February 15, 2013, is entered into by and among ULTRA CLEAN HOLDINGS, INC., a Delaware corporation (“Holdings”), ULTRA CLEAN TECHNOLOGY SYSTEMS AND SERVICE, INC., a California corporation (“UCTSS”), AMERICAN INTEGRATION TECHNOLOGIES LLC, a Delaware limited liability company (the “Acquired Business”), ULTRA CLEAN ASIA PACIFIC PTE. LTD. (company registration no. 200818110D), a private company limited by shares organized in The Republic of Singapore (the “Singapore Borrower”), the several banks and other financial institutions or entities party hereto (each a “Required Lender” and, collectively, the “Required Lenders”), SILICON VALLEY BANK (“SVB”), as the Issuing Lender and the Swingline Lender, and SVB, as administrative agent and collateral agent for the Lenders party to the Credit Agreement referenced below (in such capacity, the “Administrative Agent”).  Unless otherwise defined herein, terms defined in the Credit Agreement (defined below) and used herein shall have the meanings given to them in the Credit Agreement.

RECITALS

A.           Holdings, the Borrowers, the Lenders and the Administrative Agent are parties to (i) that certain Credit Agreement, dated as of July 3, 2012 (as amended as of September 28, 2012, the “Credit Agreement”), and (ii) that certain Waiver Agreement, dated as of December 26, 2012 (the “Waiver Agreement”).

B.           Holdings and the Borrowers have requested that the Administrative Agent and the Required Lenders agree to amend the Credit Agreement in the manner described in Section 2 hereof.

C.           Holdings and the Borrowers have requested that the Administrative Agent and the Required Lenders waive for all purposes under the Loan Documents the Specified Event of Default (as such term is defined in the Waiver Agreement).

D.           The Administrative Agent and the Required Lenders have agreed to so amend the Credit Agreement, and to provide such waiver, in each case, upon the terms and conditions set forth herein.

ACCORDINGLY, subject to the satisfaction of the conditions to effectiveness described in Section 3 of this Agreement, the parties hereto hereby agree as follows:

AGREEMENT

SECTION 1           Waiver.  Subject to and upon the terms and conditions hereof, and with effect from and after the Effective Date, the Administrative Agent and the Required Lenders hereby waive for all purposes under the Loan Documents (a) the Specified Event of Default (as such term is defined in the Waiver Agreement), and (b) any other Default or Event of Default that may have occurred or exist solely as a result of any breach occurring prior to the date hereof of any of the financial covenants set forth in Section 7.1(a) or 7.1(b) of the Credit Agreement.  Notwithstanding that this Agreement is dated as of February 15, 2013, it is the express intent of each of the parties hereto that, upon the occurrence of the Effective Date, the waivers provided in this Section 1 be deemed for all purposes under the Loan Documents to have taken effect as of January 30, 2013.

SECTION 2          Amendments.  Subject to and upon the terms and conditions hereof, and with effect from and after the Effective Date, the Credit Agreement shall be amended as follows:

(a)           The following definition of “Consolidated Current Liabilities” shall be added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order:

““Consolidated Current Liabilities”:  as of any date of determination, the sum of (a) all amounts that would, in conformity with GAAP, be set forth opposite the caption “total current liabilities” (or any like caption) on a consolidated balance sheet of Holdings and its consolidated Subsidiaries as of such date, (b) without duplication, the aggregate principal amount of all Revolving Loans outstanding as of such date, (c) without duplication, the aggregate amount of all L/C Disbursements outstanding as of such date, and (d) without duplication, the face amount of each undrawn Letter of Credit outstanding as of such date.”

(b)           The definition of “Consolidated Leverage Ratio” appearing in Section 1.1 of the Credit Agreement shall be amended and restated to read in its entirety as follows:

““Consolidated Leverage Ratio”:  as of the last day of any fiscal quarter of Holdings, the ratio of (a) Consolidated Total Indebtedness on such day, to (b) Consolidated Adjusted EBITDA for period of four consecutive fiscal quarters ending on such day; provided that, for purposes of this definition, Consolidated Adjusted EBITDA for any period shall be determined on a Pro Forma Basis to give effect to the Merger and any Permitted Acquisitions or any disposition of any business or assets consummated during such period, in each case as if such transaction occurred on the first day of such period and in accordance with Regulation S-X promulgated by the SEC.”

(c)           The following definition of “Consolidated Quick Assets” shall be added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order:

““Consolidated Quick Assets”:  as of any date of determination, (a) all unrestricted cash and Cash Equivalents that would appear on a consolidated balance sheet of Holdings and its consolidated Subsidiaries prepared as of such date in accordance with GAAP, plus (b) all accounts receivable net of allowances that would appear on a consolidated balance sheet of Holdings and its consolidated Subsidiaries prepared as of such date in accordance with GAAP.”

(d)           The following definition of “Consolidated Quick Ratio” shall be added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order:

““Consolidated Quick Ratio”:  as of the last day of any period, the ratio of (a) Consolidated Quick Assets on such day to (b) Consolidated Current Liabilities on such day.”

(e)           The definition of “Liquidity” set forth in Section 1.1 of the Credit Agreement shall be deleted.

(f)           The definition of “Liquidity Event” set forth in Section 1.1 of the Credit Agreement shall be amended and restated to read in its entirety as follows:

““Liquidity Event”:  any instance in which the Consolidated Quick Ratio is equal to or less than 1.20 to 1.00 as of the last day of any fiscal month of Holdings, as reasonably determined by the Administrative Agent or as evidenced by the delivery of periodic Liquidity Reports pursuant to Section 6.2(h).  Any such Liquidity Event shall continue until the Borrowers deliver a Liquidity Report to the Administrative Agent indicating, to the reasonable satisfaction of the Administrative Agent, that a Liquidity Event has ceased to exist.”

(g)           The definition of “Liquidity Report” set forth in Section 1.1 of the Credit Agreement shall be amended and restated to read in its entirety as follows:

““Liquidity Report”:  a report, in form and substance satisfactory to the Administrative Agent and in substantially the form of Exhibit N, delivered by the Borrowers to the Administrative Agent pursuant to Section 6.2(h).”

(h)           Section 2.12(d) of the Credit Agreement shall be amended by adding the following proviso to the end of the end of the first sentence thereof:

“; provided that, notwithstanding the foregoing, and solely for purposes of calculating Excess Cash Flow under this subsection (d) as of the last day of and in respect of the fiscal year of Holdings in which the Closing Date occurs, Excess Cash Flow for such fiscal year shall be calculated only in respect of the period commencing on the Closing Date and ending on the last day of such fiscal year.”

(i)           Section 6.2(h) of the Credit Agreement shall be amended and restated to read in its entirety as follows:

“(h)           not later than 15 days after the end of each fiscal month occurring during each fiscal year of Holdings (and at any other times reasonably requested by the Administrative Agent), a Liquidity Report setting forth in reasonable detail the calculation of the Consolidated Quick Ratio as of the last day of such fiscal month (or, as applicable, as of any date specified by the Administrative Agent when such Liquidity Report is to be delivered at any such other time).”

(j)           Section 7.1(a) of the Credit Agreement shall be amended and restated to read in its entirety as follows:

“(a)           Consolidated Fixed Charge Coverage Ratio.  Permit the Consolidated Fixed Charge Coverage Ratio, measured as of the last day of any period of four consecutive fiscal quarters of Holdings set forth below, to be less than the ratio set forth below opposite such date:

Four Fiscal Quarter Period Ending on or about	Consolidated Fixed Charge Coverage Ratio
September 26, 2014	1.10 to 1.00
December 26, 2014	1.10 to 1.00
March 27, 2015 and thereafter	1.25 to 1.00

For the avoidance of doubt, the financial covenant set forth in this Section 7.1(a) shall not be tested as of the last day of any fiscal quarter of Holdings occurring in December, 2012, or as of the last day of any fiscal quarter of Holdings occurring in 2013 or prior to September 26, 2014.”

(k)           Section 7.1(b) of the Credit Agreement shall be amended and restated to read in its entirety as follows:

“(b)           Consolidated Leverage Ratio.  Permit the Consolidated Leverage Ratio, tested as of the last day of any fiscal quarter of Holdings (and with respect to the period of four consecutive fiscal quarters then ending) set forth below, to exceed the ratio set forth below opposite such period:

Fiscal Quarter Ending	Consolidated Leverage Ratio
September 26, 2014	4.00:1.00
December 26, 2014 March 27, 2015	3.75:1.00 3.75:1.00
June 26, 2015 September 25, 2015 December 25, 2015, and thereafter	3.75:1.00 3.75:1.00 3.25:1.00

For the avoidance of doubt, the financial covenant set forth in this Section 7.1(b) shall not be tested as of the last day of any fiscal quarter of Holdings occurring in December, 2012, or as of the last day of any fiscal quarter of Holdings occurring in 2013 or prior to September 26, 2014.”

(l)           Section 7.1(c) of the Credit Agreement shall be amended and restated to read in its entirety as follows:

“(c)           Minimum Domestic Cash.  Permit the aggregate amount of Domestic Cash, tested as of the last day of any fiscal month of Holdings commencing January 25, 2013, to be less than (i) $15,000,000 as of the last day of any such fiscal month constituting the end of a fiscal quarter of Holdings, and (ii) $10,000,000 as of the last day of any other fiscal month of Holdings.”

(m)           Section 7.1 of the Credit Agreement shall be amended by adding the following as new subsection (d) of such Section:

“(d)           Consolidated Quick Ratio.  Permit the Consolidated Quick Ratio, tested as of the last day of any fiscal month of Holdings commencing January 25, 2013, to be less than 1.10 to 1.00.”

(n)           Section 7.1 of the Credit Agreement shall be amended by adding the following as new subsection (e) of such Section:

“(e)           Minimum Consolidated Adjusted EBITDA.  Permit Consolidated Adjusted EBITDA, tested as of the last day of each fiscal quarter of Holdings specified below and with reference to the two consecutive fiscal quarter period of Holdings then ended, to be less than the correlative amount specified below for such date:

Two Fiscal Quarter Period Ending on or about	Minimum Consolidated Adjusted EBITDA
December 28, 2012	$3,500,000
March 29, 2013	$2,500,000
June 28, 2013	$3,000,000
September 27, 2013	$4,000,000
December 27, 2013	$6,000,000
March 28, 2014	$7,000,000
June 27, 2014 and thereafter	$8,000,000

(o)           The form of Attachment 2 to Compliance Certificate set forth at Exhibit B to the Credit Agreement shall be amended and restated in its entirety in the form set forth in Exhibit B hereto.

(p)           The form of Liquidity Report set forth in Exhibit C hereto shall be added to the Credit Agreement as new Exhibit N to the Credit Agreement and the table of contents appearing in the Credit Agreement shall be updated to reflect such new Exhibit N.

Notwithstanding that this Agreement is dated as of February 14, 2013, it is the express intent of each of the parties hereto that, upon the occurrence of the Effective Date, the amendments contemplated in this Section 2 be deemed for all purposes under the Loan Documents to have taken effect as of December 26, 2012.

SECTION 3          Conditions of Effectiveness.  The effectiveness of this Agreement shall be subject to the satisfaction of each of the following conditions precedent (the first date on which all such conditions shall be satisfied or waived, the “Effective Date”):

(a)           the Administrative Agent shall have received from Holdings, each Borrower and each of the Required Lenders a duly executed original (or, if elected by the Administrative Agent, an executed facsimile or PDF followed promptly by an executed original) counterpart of this Agreement;

(b)           the Administrative Agent shall have received from each Guarantor party thereto a duly executed original (or, if elected by the Administrative Agent, an executed facsimile or PDF followed promptly by an executed original) signature page to the Guarantor Acknowledgment and Consent attached hereto as Exhibit A;

(c)           the Administrative Agent shall have received from the Borrowers an amendment fee equal to 0.25% of the aggregate amount of the Term Commitments and Revolving Commitments of each of the Required Lenders that has executed this Agreement, which fee will be allocated by the Administrative Agent to such Required Lenders on a pro rata basis in accordance with the respective Commitments of such Required Lenders.  Such amendment fee shall be fully earned on the date paid and shall not be refundable for any reason;

(d)           the Borrowers shall have paid all costs and expenses of the Administrative Agent then due in accordance with Section 5(c) hereof and Section 10.5 of the Credit Agreement, to the extent such costs and expenses have been invoiced to the Borrower prior to the Effective Date; and

(e)           on the Effective Date, after giving effect to this Agreement, (i) the representations and warranties contained in Section 4 of this Agreement shall be true and correct; and (ii) no Default or Event of Default shall have occurred and be continuing.

SECTION 4          Representations and Warranties.  In order to induce the Administrative Agent and the Required Lenders to provide the amendments and waiver specified herein, each of Holdings and each Borrower hereby represents and warrants to the Administrative Agent and each of the Required Lenders that:

(a)           no Default or Event of Default exists immediately before, and that no Default or Event of Default exists immediately after, giving effect to the waiver and amendments contemplated, respectively, by Sections 1 and 2 of this Agreement;

(b)           the execution, delivery and performance by Holdings and each Borrower of this Agreement have been duly authorized by all necessary corporate, limited liability company or other action, as applicable, on the part of such Loan Party and do not and will not require any registration with, consent or approval of, or notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable;

(c)           this Agreement and the other Loan Documents constitute the legal, valid and binding obligations of each Loan Party party hereto or thereto, and are enforceable against each such Loan Party in accordance with their respective terms, without defense, counterclaim or offset, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law); and

(d)           each of the representations and warranties made by each Loan Party in or pursuant to any Loan Document (i) that is qualified by materiality is true and correct, and (ii) that is not qualified by materiality, is true and correct in all material respects, in each case, on and as of the date hereof, as if made on and as of such date, except to the extent any such representation and warranty expressly relates to an earlier date, in which case such representation and warranty shall have been true and correct in all material respects as of such earlier date.

SECTION 5          Miscellaneous.

(a)           Credit Agreement Otherwise Not Affected; No Other Waiver.  Except as expressly contemplated hereby, the Credit Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed in all respects.  The Administrative Agent’s and the Required Lenders’ execution and delivery of, or acceptance of, this Agreement shall not be deemed to create a course of dealing or otherwise create any express or implied duty by the Administrative Agent or any such Lender to provide any other or further waivers or amendments under the same or similar circumstances in the future.

(b)           No Reliance.  Each of Holdings and each Borrower hereby acknowledge and confirm to the Administrative Agent and the Required Lenders that it is executing this Agreement on the basis of its own investigation and for its own reasons without reliance upon any agreement, representation, understanding or communication by or on behalf of any other Person.

(c)           Costs and Expenses.  Each of Holdings and each Borrower hereby agree to pay to the Administrative Agent on demand the reasonable out-of-pocket costs and expenses of the Administrative Agent, and the reasonable fees and disbursements of counsel to the Administrative Agent, in connection with the negotiation, preparation, execution and delivery of this Agreement and any other documents to be delivered in connection herewith.

(d)           Binding Effect.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and to the benefit of their respective successors and assigns permitted by the terms of the Loan Documents.  No third party beneficiaries are intended in connection with this Agreement.

(e)           Governing Law.  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.  This Agreement is subject to the provisions of Section 10.14 of the Credit Agreement relating to submission to jurisdiction, jury trial waiver and judicial reference, which provisions are by this reference incorporated herein, mutatis mutandis, as if set forth herein in full.

(f)           Complete Agreement; Amendments.  This Agreement, together with the Credit Agreement and the other Loan Documents, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein.  This Agreement supersedes all prior drafts and communications with respect hereto and may not be amended except in accordance with the provisions of Section 10.1 of the Credit Agreement.

(g)           Severability. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under all applicable laws and regulations.  If, however, any provision of this Agreement shall be prohibited by or invalid under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be ineffective and invalid only to the extent of such prohibition or invalidity without affecting the remaining provisions of this Agreement, or the validity or effectiveness of such provision in any other jurisdiction.

(h)           Counterparts.  This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.  Delivery of an executed counterpart of this Agreement by PDF, facsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability and binding effect of this Agreement.

(i)           Interpretation.  This Agreement is the result of negotiations between and has been reviewed by respective counsel to the Purchaser, the Borrower and the Guarantor and is the product of all parties hereto.  Accordingly, this Agreement shall not be construed against any party merely because of it’s involvement in the preparation hereof.

(j)           Loan Document. This Agreement shall constitute a Loan Document.

(Remainder of page intentionally left blank; signature page follows)

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, as of the date first above written.

SILICON VALLEY BANK,
as Administrative Agent

By:	/s/ Alexis Coyle
Name:	Alexis Coyle
Title:	Director

SILICON VALLEY BANK,
as a Lender, Swingline Lender
and Issuing Lender

By:	/s/ Alexis Coyle
Name:	Alexis Coyle
Title:	Director

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Matthew D. Murray
Name:	Matthew D. Murray
Title:	Vice President

HSBC BANK USA, N.A.,
as a Lender

By:
Name:
Title:

THE HONG KONG AND SHANGHAI
BANKING CORPORATION LIMITED,
SINGAPORE BRANCH,
as a Lender

By:
Name:
Title:

Signature Page 1 to Amendment and Waiver Agreement

ULTRA CLEAN TECHNOLOGY SYSTEMS
AND SERVICE, INC.,
as a Borrower

By:	/s/ Kevin C. Eichler
Name:	Kevin C. Eichler
Title:	Chief Financial Officer

ULTRA CLEAN ASIA PACIFIC PTE. LTD.,
as a Borrower

By:	/s/ Kevin C. Eichler
Name:	Kevin C. Eichler
Title:	Chief Financial Officer

AMERICAN INTEGRATION
TECHNOLOGIES LLC,
as a Borrower

By:	/s/ Kevin C. Eichler
Name:	Kevin C. Eichler
Title:	Chief Financial Officer

ULTRA CLEAN HOLDINGS, INC.,
as Holdings

By:	/s/ Kevin C. Eichler
Name:	Kevin C. Eichler
Title:	Chief Financial Officer

Signature Page 2 to Amendment and Waiver Agreement

EXHIBIT A

GUARANTOR ACKNOWLEDGEMENT AND CONSENT

Each of the undersigned, each a Guarantor with respect to the Secured Obligations of the Loan Parties to the Secured Parties under the terms of the Loan Documents, hereby:

(a)           acknowledges and consents to the execution, delivery and performance by Holdings and each Borrower of the foregoing Amendment and Waiver Agreement (the “Agreement”);

(b)           represents and warrants that (i) no default exists under the Guarantee and Collateral Agreement or any other Loan Document to which the undersigned is a party, and (ii) the execution and delivery by it of this Guarantor Acknowledgement and Consent (A) are within its corporate or, as applicable, limited liability company power, (B) have been duly authorized by all necessary corporate or, as applicable, limited liability company action, and (C) do not require the consent, approval or authorization of any Person which has not been previously obtained; and

(c)           reaffirms and agrees that the Guarantee and Collateral Agreement as to which the undersigned is party, and all other Loan Documents and agreements executed and delivered by the undersigned to the Administrative Agent and/or the Lenders in connection with the Guarantee and Collateral Agreement, are in full force and effect without defense, offset or counterclaim and will so continue.

All capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Credit Agreement (as defined in the Agreement) or in the other “Loan Documents” defined therein, as the context may require.

This Guarantor Acknowledgement and Consent shall constitute a Loan Document under the Credit Agreement.

(Remainder of page intentionally left blank; signature page follows)

Exhibit A

IN WITNESS WHEREOF, each of the Guarantors named below has duly executed and delivered this Guarantor Acknowledgment and Consent as of the Effective Date specified in the Waiver Letter.

ULTRA CLEAN TECHNOLOGIES SYSTEMS AND SERVICE, INC.

By:	/s/ Kevin C. Eichler
Name:	Kevin C. Eichler
Title:	Chief Financial Officer

AMERICAN INTEGRATION TECHNOLOGIES LLC

By:	/s/ Kevin C. Eichler
Name:	Kevin C. Eichler
Title:	Chief Financial Officer

UCT SIEGER ENGINEERING LLC

By:	/s/ Kevin C. Eichler
Name:	Kevin C. Eichler
Title:	Chief Financial Officer

INTEGRATED FLOW SYSTEMS LLC

By:	/s/ Kevin C. Eichler
Name:	Kevin C. Eichler
Title:	Chief Financial Officer

ULTRA CLEAN HOLDINGS, INC.

By:	/s/ Kevin C. Eichler
Name:	Kevin C. Eichler
Title:	Chief Financial Officer

Exhibit A

EXHIBIT B

AMENDED AND RESTATED FORM OF ATTACHMENT 2 TO COMPLIANCE CERTIFICATE
SET FORTH AT EXHIBIT B OF THE CREDIT AGREEMENT

Attachment 2
to Compliance Certificate

The information described herein is as of [____________], [____] (the “Statement Date”), and pertains to the Subject Period (as defined below in respect of any particular calculation set forth below in respect of which this Compliance Certificate is being delivered).

I.	Section 7.1(a) — Consolidated Fixed Charge Coverage Ratio. The “Subject Period” for purposes of this Section I means the four fiscal quarter period ending on the Statement Date

	A.	Consolidated Adjusted EBITDA for the Subject Period:

		1.	Consolidated Net Income for the Subject Period:	$

		2.	Consolidated Interest Expense for the Subject Period:	$

		3.	Provision for income taxes for the Subject Period:	$

		4.	Depreciation expenses for the Subject Period:	$

		5.	Amortization expenses for the Subject Period:	$

		6.	Costs and expenses relating to the Transactions incurred on or prior to August 31, 2012 not in excess of $5,000,000 in the aggregate:	$

7.
Other non-cash items reducing Consolidated Net Income during the Subject Period (excluding any such non-cash item to the extent that it represents an accrual or reserve for potential cash items in any future period or amortization of a prepaid cash item that was paid in a prior period):
$

		8.	Other one-time and non-recurring items occurring during the Subject Period (not exceeding the limitations set forth in the definition of “Consolidated Adjusted EBITDA”):	$

9.
Extraordinary cash charges during the Subject Period which are approved by the Administrative Agent in writing as an ‘add back’ to Consolidated Adjusted EBITDA (not exceeding the limitations set forth in the definition of “Consolidated Adjusted EBITDA”):
$

10.
Sum (without duplication) of the amounts of other non-cash items increasing Consolidated Net Income for the Subject Period (excluding any such non-cash item to the extent it represents the reversal of an accrual or reserve for a potential cash item in any prior period:
$

Exhibit B

	11.	Interest income for the Subject Period:	$

	12.	Consolidated Adjusted EBITDA for the Subject Period (Lines I.A.1+I.A.2+I.A.3+I.A.4+I.A.5+I.A.6+I.A.7+I.A.8+I.A.9 minus I.A.10 minus I.A.11):	$

B.	Portion of taxes based on income actually paid by Holdings and its consolidated Subsidiaries in cash (net of any cash refunds received) during the Subject Period:		$

C.	Consolidated Capital Expenditures for the Subject Period (excluding the principal amount funded with the proceeds of any Loans incurred in connection with such expenditures):		$

D.	Consolidated Fixed Charges for the Subject Period:

	1.	Consolidated Interest Expense for the Subject Period:	$

	2.	Scheduled payments made during the Subject Period by Holdings and its consolidated Subsidiaries on account of principal of the Term Loans:	$

	3.	Consolidated Fixed Charges for the Subject Period (Lines I.D.1+I.D.2) (without duplication):	$

E.	Consolidated Fixed Charge Coverage Ratio for the Subject Period (ratio of Lines (I.A.12 minus I.B minus I.C.) to I.D.3):			to 1

	Minimum required (from table below):			to 1

Four Fiscal Quarter Period Ending on or about	Consolidated Fixed Charge Coverage Ratio
September 26, 2014	1.10 to 1.00
December 26, 2014	1.10 to 1.00
March 27, 2015 and thereafter	1.25 to 1.00

Covenant compliance: Yes  No 

Exhibit B

II.	Section 7.1(b) — Consolidated Leverage Ratio The “Subject Period” for purposes of this Section II means the four fiscal quarter period ending on the Statement Date

	A.	Consolidated Total Indebtedness as of the Statement Date:		$

	B.	Consolidated Adjusted EBITDA for the Subject Period:

		1.	Consolidated Net Income for the Subject Period:	$

		2.	Consolidated Interest Expense for the Subject Period:	$

		3.	Provision for income taxes for the Subject Period:	$

		4.	Depreciation expenses for the Subject Period:	$

		5.	Amortization expenses for the Subject Period:	$

		6.	Costs and expenses relating to the Transactions incurred on or prior to August 31, 2012 not in excess of $5,000,000 in the aggregate:	$
7.
Other non-cash items reducing Consolidated Net Income during the Subject Period (excluding any such non-cash item to the extent that it represents an accrual or reserve for potential cash items in any future period or amortization of a prepaid cash item that was paid in a prior period):
$

		8.	Other one-time and non-recurring items occurring during the Subject Period (not exceeding the limitations set forth in the definition of “Consolidated Adjusted EBITDA”):	$

9.
Extraordinary cash charges during the Subject Period which are approved by the Administrative Agent in writing as an ‘add back’ to Consolidated Adjusted EBITDA (not exceeding the limitations set forth in the definition of “Consolidated Adjusted EBITDA”):
$

10.
Sum (without duplication) of the amounts of other non-cash items increasing Consolidated Net Income for the Subject Period (excluding any such non-cash item to the extent it represents the reversal of an accrual or reserve for a potential cash item in any prior period):
$

		11.	Interest income for the Subject Period:	$

		12.	Consolidated Adjusted EBITDA for the Subject Period (Lines II.B.1+II.B.2+II.B.3+II.B.4+II.B.5+II.B.6+I.B.7+II.B.8+II.B.9 minus II.B.10 minus II.B.11):	$

Exhibit B

C.	Consolidated Leverage Ratio (ratio of Line II.A to II.B.12):	to 1

	Maximum permitted (from table below):	to 1

Fiscal Quarter Ending	Consolidated Leverage Ratio
September 26, 2014	4.00:1.00
December 26, 2014 March 27, 2015	3.75:1.00 3.75:1.00
June 26, 2015 September 25, 2015 December 25, 2015, and thereafter	3.75:1.00 3.75:1.00 3.25:1.00

Covenant compliance: Yes  No 

Exhibit B

III.	Section 7.1(c) — Minimum Domestic Cash

A.
Aggregate amount of all unrestricted cash of the U.S. Revolving Borrowers and their respective Domestic Subsidiaries, which unrestricted cash is located in the United States as of the Statement Date and subject as of such date to a perfected Lien of the Administrative Agent (held for the ratable benefit of the Secured Parties):
$

B.
Aggregate amount of all unrestricted cash of the Singapore Borrower on deposit in one or more Deposit Accounts of the Singapore Borrower maintained at Silicon Valley Bank, which Deposit Accounts are subject to the Liens of the Administrative Agent (held for the ratable benefit of the Secured Parties) and as to which any steps reasonably required by the Administrative Agent to protect or perfect such Liens have been taken to the reasonable satisfaction of the Administrative Agent:
$

C.
Aggregate amount of unrestricted Cash Equivalents of the U.S. Revolving Borrowers and their respective Domestic Subsidiaries, which Cash Equivalents are located in the United States as of the Statement Date and subject as of such date to a perfected Lien of the Administrative Agent (held for the ratable benefit of the Secured Parties):
$

	D.	Domestic Cash as of the Statement Date: (Line III.A + III.B + III.C):	$

		Minimum required (from description below):	$

(i) $15,000,000 as of the last day of any month constituting the end of a fiscal quarter of Holdings, and (ii) $10,000,000 as of the last day of any other month.

Covenant compliance: Yes  No 

Exhibit B

IV.	Section 7.1(d) — Consolidated Quick Ratio

	A.	Consolidated Quick Assets for the Statement Date

1.
Aggregate amount of all unrestricted cash and Cash Equivalents that would appear on a consolidated balance sheet of Holdings and its consolidated Subsidiaries prepared as of the Statement Date in accordance with GAAP:
$

2.
Aggregate amount of accounts receivable net of allowances that would appear on a consolidated balance sheet of Holdings and its consolidated Subsidiaries prepared as of such date in accordance with GAAP:
$

		3.	Consolidated Quick Assets for the Statement Date (Lines IV.A.1+IV.A.2):	$

	B.	Consolidated Current Liabilities as of the Statement Date:		$

	C.	Consolidated Quick Ratio for the Statement Date (ratio of Line IV.A.3 to IV.B):			to 1

		Minimum required by Section 7.1(d):			1.10 to 1

Covenant compliance: Yes  No 

Exhibit B

V.	Section 7.1(e) — Consolidated Adjusted EBITDA. The “Subject Period” for purposes of this Section V means the two fiscal quarter period ending on the Statement Date

	A.	Consolidated Adjusted EBITDA for the Subject Period:

		1.	Consolidated Net Income for the Subject Period:	$

		2.	Consolidated Interest Expense for the Subject Period:	$

		3.	Provision for income taxes for the Subject Period:	$

		4.	Depreciation expenses for the Subject Period:	$

		5.	Amortization expenses for the Subject Period:	$

		6.	Costs and expenses relating to the Transactions incurred on or prior to August 31, 2012 not in excess of $5,000,000 in the aggregate:	$

7.
Other non-cash items reducing Consolidated Net Income during the Subject Period (excluding any such non-cash item to the extent that it represents an accrual or reserve for potential cash items in any future period or amortization of a prepaid cash item that was paid in a prior period):
$

		8.	Other one-time and non-recurring items occurring during the Subject Period (not exceeding the limitations set forth in the definition of “Consolidated Adjusted EBITDA”):	$

9.
Extraordinary cash charges during the Subject Period which are approved by the Administrative Agent in writing as an ‘add back’ to Consolidated Adjusted EBITDA (not exceeding the limitations set forth in the definition of “Consolidated Adjusted EBITDA”):
$

10.
Sum (without duplication) of the amounts of other non-cash items increasing Consolidated Net Income for the Subject Period (excluding any such non-cash item to the extent it represents the reversal of an accrual or reserve for a potential cash item in any prior period):
$

		11.	Interest income for the Subject Period:	$

	B.	Consolidated Adjusted EBITDA for the Subject Period (Lines V.A.1+V.A.2+V.A.3+V.A.4+V.A.5+V.A.6+V.A.7+V.A.8+V.A.9 minus V.A.10 minus V.A.11):		$

Exhibit B

Minimum required (from table below):

Two Fiscal Quarter Period Ending on or about	Minimum Consolidated Adjusted EBITDA
December 28, 2012	$3,500,000
March 29, 2013	$2,500,000
June 28, 2013	$3,000,000
September 27, 2013	$4,000,000
December 27, 2013	$6,000,000
March 28, 2014	$7,000,000
June 27, 2014 and thereafter	$8,000,000

Covenant compliance: Yes  No 

Exhibit B

VI.
Consolidated Leverage Ratio for Purposed of Calculating Applicable Margin and Commitment Fee Rate.  The “Subject Period” for purposes of this Section VI means the four fiscal quarter period ending on the Statement Date

	A.	Consolidated Total Indebtedness as of the Statement Date:		$

	B.	Consolidated Adjusted EBITDA for the Subject Period:

		1.	Consolidated Net Income for the Subject Period:	$

		2.	Consolidated Interest Expense for the Subject Period:	$

		3.	Provision for income taxes for the Subject Period:	$

		4.	Depreciation expenses for the Subject Period:	$

		5.	Amortization expenses for the Subject Period:	$

		6.	Costs and expenses relating to the Transactions incurred on or prior to August 31, 2012 not in excess of $5,000,000 in the aggregate:	$

7.
Other non-cash items reducing Consolidated Net Income during the Subject Period (excluding any such non-cash item to the extent that it represents an accrual or reserve for potential cash items in any future period or amortization of a prepaid cash item that was paid in a prior period):
$

		8.	Other one-time and non-recurring items occurring during the Subject Period (not exceeding the limitations set forth in the definition of “Consolidated Adjusted EBITDA”):	$

9.
Extraordinary cash charges during the Subject Period which are approved by the Administrative Agent in writing as an ‘add back’ to Consolidated Adjusted EBITDA (not exceeding the limitations set forth in the definition of “Consolidated Adjusted EBITDA”):
$

10.
Sum (without duplication) of the amounts of other non-cash items increasing Consolidated Net Income for the Subject Period (excluding any such non-cash item to the extent it represents the reversal of an accrual or reserve for a potential cash item in any prior period):
$

		11.	Interest income for the Subject Period:	$

		12.	Consolidated Adjusted EBITDA for the Subject Period (Lines VI.B.1+VI.B.2+VI.B.3+VI.B.4+VI.B.5+VI.B.6+V.B.7+VI.B.8+VI.B.9 minus VI.B.10 minus VI.B.11):	$

	C.	Consolidated Leverage Ratio (ratio of Line VI.A to VI.B.12):			to 1

Exhibit B

EXHIBIT C

Please see attached form of Exhibit N to Credit Agreement (Form of Liquidity Report)

Exhibit C

EXHIBIT N

FORM OF LIQUIDITY REPORT

ULTRA CLEAN TECHNOLOGY SYSTEMS AND SERVICE, INC.
ULTRACLEAN ASIA PACIFIC PTE. LTD.

Date:  ___________ ____, 20____

This Liquidity Report is delivered pursuant to Section 6.2(h) of that certain Credit Agreement, dated as of July 3, 2012, among ULTRA CLEAN HOLDINGS, INC., a Delaware corporation (“Holdings”), ULTRA CLEAN TECHNOLOGY SYSTEMS AND SERVICE, INC., a California corporation (“UCTSS”, the “Term Borrower” or a “U.S. Revolving Borrower”, as the context may require), AMERICAN INTGRATION TECHNOLOGIES LLC, a Delaware limited liability company (the “Acquired Business” or a “U.S. Revolving Borrower”, as the context may require), ULTRA CLEAN ASIA PACIFIC PTE. LTD. (company registration no. 200818110D), a private company limited by shares organized in The Republic of Singapore (the “Singapore Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (each a “Lender” and, collectively, the “Lenders”), SILICON VALLEY BANK (“SVB”), as the Issuing Lender and the Swingline Lender, and SVB, as administrative agent and collateral agent for the Lenders (in such capacity, the “Administrative Agent”) (as amended, restated, amended and restated, supplemented, restructured or otherwise modified from time to time, the “Credit Agreement”).  Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

1. I am the duly elected, qualified and acting [Insert title of applicable Responsible Officer] of Holdings and each Borrower.

2. I have reviewed and am familiar with the contents of this Liquidity Report.

3. Attached hereto is the computation of the Consolidated Quick Ratio as of [_________], 20[__] (the (the “Statement Date”), as required by Section 6.2(h) of the Credit Agreement.

IN WITNESS WHEREOF, I have executed this Compliance Certificate as of the date first written above.

ULTRA CLEAN HOLDINGS, INC. ULTRA CLEAN TECHNOLOGY SYSTEMS AND SERVICE, INC. AMERICAN INTEGRATION TECHNOLOGIES LLC ULTRA CLEAN ASIA PACIFIC PTE. LTD.

By:
Name:
Title:

Exhibit C

Consolidated Quick Ratio

A.	Consolidated Quick Assets for the Statement Date

1.
Aggregate amount of all unrestricted cash and Cash Equivalents that would appear on a consolidated balance sheet of Holdings and its consolidated Subsidiaries prepared as of the Statement Date in accordance with GAAP:
$

	2.	Aggregate amount of accounts receivable net allowances that would appear on a consolidated balance sheet of Holdings and its consolidated Subsidiaries prepared as of such date in accordance with GAAP:	$

	3.	Consolidated Quick Assets for the Statement Date (Lines IV.A.1+IV.A.2):	$

B.	Consolidated Current Liabilities as of the Statement Date:		$

C.	Consolidated Quick Ratio for the Statement Date (ratio of Line IV.A.3 to IV.B):			to 1

	Minimum required to avoid a Liquidity Event:			1.20 to 1

Liquidity Event: Yes  No 

 Exhibit C